UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 28, 2011

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2011 (the “Effective Date”), Dean Foods Company (the “Company”) entered into Amendment Number 12 (the “Twelfth Amendment”) to the Receivables Purchase Agreement and Reaffirmation of Performance Undertaking by and among (1) Dairy Group Receivables, L.P., Dairy Group Receivables II, L.P., Morningstar Receivables, L.P., and WhiteWave Receivables, L.P., as sellers, all of which are subsidiaries of the Company, (2) the financial institutions that are party to the Fifth Amended and Restated Receivables Purchase Agreement (the “Receivables Purchase Agreement”), as amended by the Twelfth Amendment, (3) the companies that are party to the Receivables Purchase Agreement, as amended by the Twelfth Amendment, (4) JPMorgan Chase Bank, N.A., as agent, (5) the Company, as provider of certain performance undertakings on behalf of its subsidiaries, and (6) each of the Company’s subsidiaries that are party to the Receivables Purchase Agreement, as amended by the Twelfth Amendment, as servicers.

Pursuant to Twelfth Amendment, the liquidity termination date was extended to September 25, 2013, which date may be extended by mutual consent of the parties for an additional 364 days pursuant to the terms of the Receivables Purchase Agreement.

In addition, the following loan terms were modified:

•	inclusion of ability to access letters of credit of up to $300 million through the facility; and

•

amendment of certain other terms, including, but not limited to: the reduction of the facility usage rate; and the increase of certain obligor concentration limits and the reduction of certain reserve requirements.

The description of the Twelfth Amendment is qualified in its entirety by reference to the full text of the Twelfth Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 12 to Fifth Amended and Restated Receivables Purchase Agreement and Reaffirmation of Performance Undertaking, dated September 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2011	DEAN FOODS COMPANY

	By:	/s/ Steven J. Kemps
Steven J. Kemps
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 12 to Fifth Amended and Restated Receivables Purchase Agreement and Reaffirmation of Performance Undertaking, dated September 28, 2011.